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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 13, 1998
                                 ---------------
                                 (MARCH 9, 1998)


                           DETROIT DIESEL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)






          1-12394                                          38-2772023
          -------                                          ----------
       (Commission File Number)                (IRS Employer Identification No.)


             13400 OUTER DRIVE WEST, DETROIT, MICHIGAN 48239-4001
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                   (Address of principal executive offices,
                               including zip code)

                                  313-592-5000
                                  ------------
              (Registrant's telephone number, including area code)




                          This report contains 3 pages.



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                                TABLE OF CONTENTS

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ITEM 5 - OTHER EVENTS                                                 3













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ITEM 5 - OTHER EVENTS

DETROIT, MICHIGAN, March 9, 1998 -- The appointment of Robert E. Belts as Senior Vice President of Finance and Chief Financial Officer of Detroit Diesel Corporation was announced today by Timothy D. Leuliette, Vice Chairman. Mr. Belts succeeds J. Randall Lawrence, who has been named Executive Vice President and Chief Financial Officer of Penske Auto Centers, Inc. The appointment is effective March 9, 1998.
         Mr. Belts, age 48, has been Controller for Detroit Diesel Corporation for ten years and a Vice President since 1995. He has held various financial positions of increasing responsibility in the former General Motors Division of Detroit Diesel-Allison. Mr. Belts has a B.A. in Business from the University of Missouri and an M.B.A. from Michigan State University.
         Detroit Diesel Corporation is engaged in the design, manufacture, sale and service of heavy-duty diesel and alternative fuel engines, automotive diesel engines, and engine-related products; and provides financing through Detroit Diesel Capital Corporation. The Company offers a complete line of diesel engines from ten to 10,000 horsepower for the on-highway truck; construction, mining and industrial; automotive; coach and bus; marine; power generation; and military markets. Detroit Diesel services these markets directly and through a worldwide network of more than 2,500 authorized distributors and dealers. DDC is a QS-9000 certified company. Detroit Diesel's major shareholder is Penske Corporation, a closely-held, diversified transportation services company whose operations include Penske Truck Leasing Company, Diesel Technology Company, Penske Automotive Group, Inc., Penske Auto Centers, Inc., Penske Motorsports, Inc., and Penske Capital Partners. The Penske group of businesses has annual revenues exceeding $6 billion and employs more than 28,000 people around the world.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DETROIT DIESEL CORPORATION

Date: March 13, 1998                          By: /s/ John F. Farmer
                                                 -------------------------------
                                                      John F. Farmer
                                                 Its: Vice President and General
                                                      Counsel










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